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                                                             January 1, 2000
 FUND PROFILE
T. ROWE PRICE
Summit Limited-Term Bond Fund

 A bond fund seeking a high level of income consistent with moderate price fluctuation.

T ROWE PRICE LOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks a high level of income consistent with moderate fluctuations in principal value.


 What is the fund's principal investment strategy?

   The fund invests at least 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the fund's dollar-weighted average effective maturity will not exceed five years.

   At least 90% of the fund's portfolio will consist of investment-grade securities rated in the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or, if unrated, that have received the T. Rowe Price equivalent. In an effort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities, commonly referred to as "junk" bonds, including those with the lowest rating. The fund's holdings may include mortgage-backed securities, derivatives, and foreign investments.

   Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund's program) that would provide higher yields and appreciation potential. And if, for instance, the economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

  . Interest rate risk This is the decline in bond prices that accompanies a rise in the overall level of interest rates. It is the major source of risk for investors in this fund. However, because shorter-term bonds are less sensitive to interest rate increases or decreases than longer-term bonds, the fund's price volatility is expected to be relatively modest.

  . Credit risk  This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the fund's overall credit quality is high, its medium-quality secu-
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FUND PROFILE
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   rities are more susceptible to adverse economic conditions. The fund's investments in junk bonds and possibly some of its BBB securities should be regarded as speculative.

  . The fund may continue to hold a security that has been downgraded after purchase.

  . Prepayment risk and extension risk Because the fund can invest in mortgage-backed securities, it has special risks related to changing interest rates. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, can reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Derivatives risk Shareholders are also exposed to the possibility that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures and options, other derivatives used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from underlying securities such as mortgage-backed bonds. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

  . Foreign investing risk To the extent the fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price. Currency risk affects the fund primarily to the extent that it holds nondollar foreign bonds.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's yield will fluctuate with changes in market conditions and interest rate levels. Its share price will fluctuate as interest rates change, so when
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FUND PROFILE
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   you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. This fund may be appropriate for you if you seek higher yields than a money fund can provide, if you can accept the risk of modest price declines, and if you can meet the fund's $25,000 initial purchase requirement.

   The fund may be used for both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

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
             Calendar Year Total Returns
   "94"     "95"     "96"     "97"     "98"     "99"
 -----------------------------------------------------------
  -3.15    10.17    3.91     7.16     7.00     1.07
 -----------------------------------------------------------

                Quarter ended Total return

 Best quarter   9/30/98   3.66%

 Worst quarter  3/31/94   -2.22%


 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 1999
                                      1 year  5 years  Since inception   Inception date
 -------------------------------------
  Summit Limited-Term Bond Fund       1.07%    5.81%        4.49%           10/29/93
  Merrill Lynch 1-5 Yr Corp & Gvm't
  Bond Index                          2.19     6.86         5.47            10/31/93
  Lipper Sh-Intmdt Investment Grade   0.89     6.23         4.69            10/31/93
  Debt Funds Average
 ---------------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   The fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.

 Table 2  Fees and Expenses of the Fund
                                                         Annual fund operating expenses
                                                 (expenses that are deducted from fund assets)
 -----------------------------------------------------------------------------------------------

  Management fee /a/                                                 0.55%
  Other expenses                                                     0.00
  Total annual fund operating expenses                               0.55
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


 /a/       The management fee includes operating expenses.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:
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

   1 year       3 years      5 years      10 years
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

     $56         $176         $307          $689
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



 Who runs the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edward A. Wiese manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1995. He joined T. Rowe Price in 1984 and has been managing investments since 1985.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $25,000. The minimum subsequent investment is $1,000 ($100 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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FUND PROFILE
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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                     RPS P22-035
 T. Rowe Price Investment Services, Inc., Distributor
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